UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22517

ASGI Corbin Multi-Strategy Fund, LLC
(Exact name of registrant as specified in charter)

c/o Alternative Strategies Group, Inc.
401 South Tryon Street
Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Lloyd Lipsett
Wells Fargo Law Department
J9201-210
200 Berkeley Street
Boston, MA 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 440-7460

Date of fiscal year end: March 31

Date of reporting period: December 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) As of December 31, 2013
Strategy	Investments	Cost	Fair Value
Investment Funds - 106.12% Asset-Backed Securities - 20.64%
Halcyon Structured Opportunities Fund LP*		$ 13,992	$ 10,667
Perella Weinberg Partners Asset Based Value Offshore Fund LP		7,327,080	8,568,850
Pine River Fixed Income Fund Ltd.		5,478,811	6,493,299
Seer Capital Partners Offshore Fund Ltd.		5,350,000	6,045,658
Serengeti Lycaon Overseas Ltd		4,602,590	5,681,095
Serengeti Segregated Portfolio Company, Ltd.		592,988	726,207
			27,525,776
Equity Special Situations - 9.59% Ironsides Partners Special Situations Offshore Fund Ltd.		1,800,000	1,895,833
Jet Capital Concentrated Offshore Fund, Ltd.		3,997,383	5,160,216
Jet Capital Select Opportunities Offshore Fund, Ltd.		1,400,000	1,605,780
Pershing Square Holdings, Ltd.		2,602,093	2,851,042
Third Point Offshore Investors Ltd		897,267	1,268,000
			12,780,871
Event Driven/Distressed - 22.89% Anchorage Capital Partners Offshore, Ltd.		8,118,631	9,515,273
Anchorage Capital Partners, LP		11,470	369
Archer Capital Fund LP*		60,760	54,797
Archer SPE I, L.L.C.*		79,546	61,855
Drawbridge Special Opportunities Fund, L.P.*		1,187,978	1,805,333
Garrison Special Opportunities Fund LP*		707,610	690,519
New Point V Ltd		1,305,900	1,470,779
Redwood Offshore Fund Ltd		7,900,000	9,658,477
Silver Lake Credit Fund (Offshore), Ltd		80,857	62,405
Venor Capital Offshore Ltd.		6,100,000	7,207,127
			30,526,934
Global Macro - 19.85% Autonomy Global Macro Fund Ltd		5,300,000	5,690,731
BH Macro Ltd		2,988,694	2,989,635
Brevan Howard Fund Limited		3,068,126	3,354,607
D.E. Shaw Oculus International Fund		3,026,248	3,400,139
Discovery Global Macro Fund Ltd.		4,500,000	4,875,811
Fortress Macro Fund Ltd		3,600,000	3,939,309
Tyticus Partners II Ltd		83,103	74,161
WCG Offshore Fund, Ltd		2,125,312	2,144,928
			26,469,321

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) As of December 31, 2013
Strategy	Investments	Cost	Fair Value
Investment Funds - 106.12% (continued)
Long/Short Equity - 22.52%
Cadian Offshore Fund Ltd.	5,708,434	5,788,133
Marble Arch Offshore Partners Ltd	2,620,568	3,196,138
Pelham Long/Short Fund Ltd	4,400,000	5,912,451
Squadra Equity Fund, Ltd	2,750,000	2,577,254
SRS Partners, Ltd.	6,250,000	7,786,516
Tekne Offshore Fund, Ltd.	3,600,000	4,714,025
TPG-Axon Partners, LP*	58,653	48,167
		30,022,684
Relative Value - 10.63%
D.E. Shaw Composite Fund LLC*	87,213	85,559
D.E. Shaw Composite International Fund	7,000,000	7,366,444
Kildonan Castle Global Credit Opportunity Fund Ltd.	3,800,000	3,947,443
QVT SLV Onshore Ltd.*	33,375	66,216
QVT Special Investment Onshore Fund Ltd.*	21,377	29,184
Saba Capital Leveraged Offshore Fund, Ltd.	3,172,644	2,683,610
		14,178,456

Strategy	Investments	Strike Price	Expiration Date	Cost	Fair Value
Purchased Options - 0.01% Currency Options - 0.00%
	Call Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	JPY 120	04/24/2014	$5,808	$1
					1
Index Options - 0.01%
	Put Option - OTC - Morgan Stanley Capital Services Inc., RUY	$ 1,100	02/22/2014	18,980	10,101
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$ 1,700	01/18/2014	28,805	900
					11,000
Total Investments (Cost $123,862,296**) - 106.13%					141.515.043
Other Assets and Liabilities, net - (6.13)%					(8,177,443)
Net Assets - 100.00%					$133,337,600

Percentages shown are stated as a percentage of net assets as of December 31, 2013.  All investments in Investment Funds are non-income producing.

*       Investment Fund held in ASGI Special Asset Holdings, Inc.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2013

**	The cost and unrealized appreciation/(depreciation) of investments as of December 31, 2013, as computed for federal tax purposes, were as follows:

Aggregate cost	$138,738,895

Gross unrealized appreciation	$4,077,565
Gross unrealized depreciation	(1,312,418)
Net unrealized appreciation	$2,765,147

Investments by Strategy (as a percentage of total investments)
Investment Funds
Event Driven/Distressed	21.57%
Long/Short Equity	21.22
Asset-Backed Securities	19.45
Global Macro	18.70
Relative Value	10.02
Equity Special Situations	9.03
Total Investment Funds	99.99
Purchased Options	0.01
100.00%

Credit Default Swaps Outstanding as of December 31, 2013:

Credit Default Swap Agreements on Credit Indices - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid
Morgan Stanley Capital Services Inc.	iTraxx Europe Series 9 Version 1	Buy	(0.25)	6/20/2015	€285,000	$(1,780)	$(849)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.19	Buy	(5.00)	12/20/2017	$408,000	(41,012)	(12,013)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.18	Buy	(1.00)	6/20/2017	$1,520,000	(32,891)	10,538
						$(75,683)	$(2,324)

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2013

Credit Default Swap Agreements on Corporate and Sovereign Issues - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Paymnents (Received)/ Paid

Morgan Stanley Capital Services Inc.	Australia and New Zealand Banking Group Ltd	Buy	(1.00)	12/20/2016	$98,000	$(1,500)	$3,845
Morgan Stanley Capital Services Inc.	BorgWarner, Inc.	Buy	(1.00)	3/20/2015	$57,000	(598)	(816)
Morgan Stanley Capital Services Inc.	Capital One Bank (USA), National Association	Buy	(1.00)	6/20/2016	$100,000	(2,071)	(1,465)
Morgan Stanley Capital Services Inc.	Commonwealth Bank of Australia	Buy	(1.00)	12/20/2016	$98,000	(1,500)	3,845
Morgan Stanley Capital Services Inc.	Commonwealth of Australia	Buy	(1.00)	12/20/2016	$109,000	(2,571)	(972)
Morgan Stanley Capital Services Inc.	Credit Suisse (USA), Inc.	Buy	(0.33)	12/20/2014	$81,000	(92)	141
Morgan Stanley Capital Services Inc.	Federal Republic Of Germany	Buy	(0.12)	9/20/2018	$114,000	558	4,324
Morgan Stanley Capital Services Inc.	Kingdom Of Spain	Buy	(0.40)	3/20/2018	$21,000	815	3,611
Morgan Stanley Capital Services Inc.	Kingdom Of Sweden	Buy	(0.69)	12/20/2015	$42,000	(544)	(606)
Morgan Stanley Capital Services Inc.	Masco Corp.	Buy	(1.00)	3/20/2015	$57,000	(558)	2,235
Morgan Stanley Capital Services Inc.	National Australia Bank Ltd	Buy	(1.00)	12/20/2016	$49,000	(750)	1,923
Morgan Stanley Capital Services Inc.	National Rural Utilities Cooperative Finance Corp	Buy	(1.00)	6/20/2014	$98,000	(436)	384
Morgan Stanley Capital Services Inc.	National Rural Utilities Cooperative Finance Corp	Buy	(1.00)	9/20/2014	$32,500	(222)	212
Morgan Stanley Capital Services Inc.	Nordstrom, Inc.	Buy	(1.00)	6/20/2014	$100,000	(453)	(1,065)
Morgan Stanley Capital Services Inc.	People's Republic Of China	Buy	(1.00)	6/20/2016	$100,000	(1,648)	(1,057)
Morgan Stanley Capital Services Inc.	ProLogis	Buy	(1.00)	12/20/2014	$63,000	(486)	1,054
Morgan Stanley Capital Services Inc.	Simon Property Group. LP	Buy	(1.00)	12/20/2014	$126,000	(1,090)	(948)
Morgan Stanley Capital Services Inc.	The Dow Chemical Company	Buy	(1.00)	6/20/2014	$100,000	(448)	(1,334)
Morgan Stanley Capital Services Inc.	The Goldman Sachs Group, Inc.	Buy	(0.47)	12/20/2017	$40,000	424	1,988
Morgan Stanley Capital Services Inc.	Wells Fargo & Company	Buy	(0.73)	3/20/2014	$20,500	(30)	13
						$(13,200)	$15,312

(1)
If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either 1) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2013

Written Options Open as of December 31, 2013

	Description	Strike Price	Expiration Date	Premium Received/(Paid)	Fair Value
Currency Options
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	JPY 130	04/24/2014	$4,162	$–
Index Options
	Call Option - OTC - Morgan Stanley Capital Services Inc. RUY	$1,180	02/2/2014	8,570	(18,630)
	Call Option - OTC - Morgan Stanley Capital Services Inc. SPX	$1,775	01/18/2014	14,395	(44,850)
	Put Option - OTC - Morgan Stanley Capital Services Inc. RUY	$1,050	02/22/2014	8,570	(5,150)
	Put Option - OTC - Morgan Stanley Capital Services Inc. SPX	$1,625	01/18/2014	15,595	(510)
				47,130	(69,140)
				$51,292	$(69,140)

Forward Foreign Currency Exchange Contracts Open as of December 31, 2013

Description	Origination Value	Current Value	Unrealized Appreciation/ (Depreciation)
Buy USD, Sell BRL settling 1/21/2014	$259,620	$243,060	$16,560
Buy USD, Sell BRL settling 1/16/2014	245,089	243,388	(1,701)
			$14,859

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2013

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivative instruments not accounted for as hedging instruments	Location on Consolidated Statement of Assets, Liabilities and Net Assets	Fair Value
Asset derivative instruments
Credit Contracts	Credit default swaps, at fair value	$1,797
Equity Contracts	Investments in purchased index option contracts, at fair value	11,000
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	16,560
Foreign Exchange Contracts	Investments in purchased currency option contracts, at fair value	1
Total asset derivative instruments		$29,358

Liability derivative instruments
Credit Contracts	Credit default swaps, at fair value	$(90,680)
Equity Contracts	Written index option contracts, at fair value	(69,140)
Foreign Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	(1,701)
Total liability derivative instruments		$(161,521)

Net realized gain/(loss) and net change in unrealized appreciation/(depreciation) from investments in derivative instruments for the nine months ended December 31, 2013 were as follows:

Net Realized Gain/(Loss) on Derivative Instruments Recognized in Income on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options/ Swaptions	Swaps	Futures	Forwards	Total
Equity Contracts	$(417,921)	$–	$(2,880)	$–	$(420,801)
Foreign Exchange Contracts	(4,671)	–	–	–	(4,671)
Credit Contracts	–	1,337	–	–	1,337
Total	$(422,592)	$1,337	$(2,880)	$–	$(424,135)

Net Change in Unrealized Appreciation/(Depreciation) on Derivative Instruments Recognized in Income on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options/ Swaptions	Swaps	Futures	Forwards	Total
Equity Contracts	$(26,879)	$–	$–	$–	$(26,879)
Foreign Exchange Contracts	(8)	–	–	14,859	14,851
Credit Contracts	1,245	(37,877)	–	–	(36,632)
Total	$(25,642)	$(37,877)	$–	$14,859	$(48,660)

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2013

Fair Value Measurements

ASGI Corbin Multi-Strategy Fund, LLC and its wholly-owned subsidiary, ASGI Special Asset Holdings, Inc. (together, the “Fund”) measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The three levels of the fair value hierarchy are:

●
Level 1 – Unadjusted quoted prices for identical securities in an active market.  Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly.  Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Alternative Strategies Group, Inc. (the “Adviser”) considers subscriptions and redemption rights, including any restrictions on the disposition of the interest, in its determination of fair value of investments in variou collective investment vehicles (“Investment Funds”). Investments in Investment Funds are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date. Investments in Investment Funds are included in Level 2 of the fair value hierarchy if the Fund can provide the appropriate redemption notice and can redeem its investment within 90 days of fiscal period end. All other investments in Investment Funds are classified as Level 3.

The fair value of written and purchased index options can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund’s fair value hierarchy.  The fair value of written and purchased over-the-counter currency options, swaptions, futures, forward foreign currency exchange contracts, and credit default swaps can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes.   The Fund generally categorizes these derivatives within Level 2 of the fair value hierarchy.  In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments and other financial instruments as of December 31, 2013 is as follows:

Description	Total Fair Value at December 31, 2013	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobserable Inputs

Other Financial Instruments
Assets
Purchased Options	$11,001	$11,000	$1	$–
Forward foreign currency exchange contracts	16,560	–	16,560	–
Credit Default Swaps	1,797	–	1,797	–
Liabilities
Written Options	(69,140)	(69,140)	–	–
Forward foreign currency
exchange contracts	(1,701)	–	(1,701)	–
Credit Default Swaps	(90,680)	–	(90,680)	–

Investment Funds
Asset-Backed Securities	27,525,776	–	15,886,061	11,639,715
Equity Special Situations	12,780,871	1,268,000	6,585,438	4,927,433
Event Driven/Distressed	30,526,934	–	2,078,684	28,448,250
Global Macro	26,469,321	2,989,635	9,752,730	13,727,294
Long/Short Equity	30,022,684	–	15,869,730	14,152,954
Relative Value	14,178,456	–	3,604,415	10,574,041
Total	$141,371,879	$4,199,495	$53,702,697	$83,469,687

There were no transfers between Level 1 and Level 2 during the nine month period ended December 31, 2013.

The following is a reconciliation of Level 3 investments for which the Fund cannot redeem its investment within 90 days of period end:

	Balance, as of April 1, 2013	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of December 31, 2013
Investments in Investment Funds
Asset-Backed Securities	$15,960,108	$31,462	$635,636	$5,874,128	$(228,599)	$–	$(10,633,020)	$11,639,715
Equity Special Situations	6,139,408	–	202,390	1,490,000	–	–	(2,904,365)	4,927,433
Event Driven/Distressed	14,079,636	208,886	2,768,725	7,600,000	(1,234,002)	5,025,005	–	28,448,250
Global Macro	6,966,386	–	289,369	8,525,000	–	–	(2,053,461)	13,727,294
Long/Short Equities	13,371,052	(51)	827,964	4,101,325	(286)	1,384,270	(5,531,320)	14,152,954
Relative Value	1,659,292	24,170	450,822	9,925,000	(191,1167)	–	(1,294,407)	10,574,041
Total	$58,175,882	$264,467	$5,174,906	$37,515,453	$(1,654,054)	$6,409,275	$22,416,242)	$83,469,687

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2013

The following table is the net change in unrealized appreciation/(depreciation) for the period ended December 31, 2013 related to Level 3 investments in Investment Funds still held by the Fund as of December 31, 2013:

Investments in Investment Funds	Net change in unrealized appreciation/ (depreciation)
Asset-Backed Securities	$635,636
Equity Special Situation	202,390
Event Driven/Distressed	2,768,725
Global Macro	289,369
Long/Short Equities	827,964
Relative Value	466,033
Total	$5,190,117

All transfers into Level 3 during the current period were due to a portion of the Fund’s investment in these Investment Funds not being available for withdrawal within 90 days.  All transfers out of Level 3 during the period were due to expiry of lock-up terms on certain Investment Funds and a portion of the Fund's investment in these Investment Funds now being available for withdrawal within 90 days.

Accounting Standards Update (“ASU”) 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the "NAV"), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.   If the practical expedient NAV is not as of the reporting entity's measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.  Attributes of those investments include but are not limited to, restrictions on the investor's ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity's measurement date as the fair value of the investment.

While redemptions from the Investment Funds are typically permitted monthly, quarterly, semi-annually, annually or biennially, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund.  Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Investment Funds. No such restrictions were in place as of or during the nine month period ended December 31, 2013. As of December 31, 2013, the Fund had unfunded capital commitments of $1,344,180.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of December 31, 2013:

Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of  a specific corporation. Strategies employ an  investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2013

Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation.  These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur.   Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division  spin-offs, asset  sales  and  other  security  issuance  impacting an  individual capital  structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst.  Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.

Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable  corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company's financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.

Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture.  Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments.  Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued.  Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do  not  attempt to  neutralize the  amount of  long  and short positions (i.e., they will be net long or net short).  Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment managers in this strategy usually employ a low to moderate degree of leverage.

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed- income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage.  Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted.  In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

Please refer to the September 30, 2013 financial statements for full disclosure on the Fund's portfolio valuation methodology.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ASGI Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	02/27/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	02/27/14

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	02/27/14

* Print the name and title of each signing officer under his or her signature.